Abdo, Eick & Meyers, LLP
                            7241 Ohms Lane, Suite 200
                          Minneapolis, Minnesota 55439









INDEPENDENT AUDITOR'S REPORT



To the Partners
Arboretum Villages Limited Partnership
Minneapolis, Minnesota

We have audited the accompanying balance sheets of Arboretum Villages Limited Partnership as of December 31, 2001 and 2000 and the related statements of operations, changes in partners' deficit and cash flows for the years then ended. These financial statements are the responsibility of the Partnership's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Arboretum Villages Limited Partnership as of December 31, 2001 and 2000, and the results of its operations, changes in partners' deficit and cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.

Our audits were made for the purpose of forming an opinion on the financial statements taken as a whole. The supplemental information included in the report (shown on pages 10-13) is presented for the purposes of additional analysis and is not a required part of the basic financial statements of Arboretum Villages
Limited Partnership. Such information has been subjected to the auditing procedures applied in the audit of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the financial statements taken as a whole.





January 15, 2002                                        ABDO, EICK & MEYERS, LLP
Minneapolis, Minnesota                              Certified Public Accountants

                         WAGNER SHARER MURTAUGH & PETREE
                          Certified Public Accountants

                           Laurelwood Corporate Center
                              1103 Laurel Oak Road
                              Suite 105B Voorhees,
                                  NJ 08043 Tel:
                                  856-435-3200




                          INDEPENDENT AUDITORS' REPORT


To the Partners
Audubon Towers Limited Partnership
Merchantville, New Jersey


We have audited the accompanying balance sheets of Audubon Towers HUD Project No. NJ16H085012, as of December 31, 2001 and 2000, and the related statements of income, changes in partners' capital, and cash flows for the years then ended. These financial statements are the responsibility of the Project's man agement. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America and Government Auditing Standards issued by the Comptroller General of the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assess ing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opin ion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Audubon Towers as of December 31, 2001 and 2000, and the results of its operations, changes in partners' capital and cash flows for the years then ended in conformity with accounting principles gener ally accepted in the United States of America.

In accordance with Government Auditing Standards and the Consolidated Audit Guide for Audits of HUD Programs issued by the U.S. Department of Housing and Urban Development, we have also issued a report dated February 15, 2002, on our consideration of Audubon Towers' internal control and reports dated Feb ruary 15, 2002 on its compliance with specific requirements applicable to major HUD programs and spe cific requirements applicable to Fair Housing and Non-Discrimination. Those reports are an integral part of an audit performed in accordance with Government Auditing Standards and should be read in conjunction with this report in considering the results of our audit.

                          INDEPENDENT AUDITORS' REPORT
                                   (continued)





Our audits  were  conducted  for the  purpose of forming an opinion on the basic financial statements taken as a whole. The accompanying supplementary information listed in the index on page 13 is presented for the purposes of complying with the requirements of the NJH&MFA and are not a required part of the basic fi nancial statements of Audubon Towers. Such information has been subjected to the auditing procedures applied in the audit of the basic financial statements and, in our opinion, is fairly stated in all material re spects in relation to the financial statements taken as a whole.



                                        /s/ Wagner Sharer Murtaugh and Petree



                                          Wagner Sharer Murtaugh and Petree
                                            Certified Public Accountants















February 15, 2002
Voorhees, New Jersey

                          VIRCHOW KRAUSE & COMPANY, LLP
                                   PO Box 7398
                                Madison, WI 53707
                                 (608) 240-2354

                          INDEPENDENT AUDITORS' REPORT


To the Partners
Bartley Manor Limited Partnership
Middleton, Wisconsin


We have audited the accompanying balance sheets of Bartley Manor Limited Partnership as of December 31, 2001 and 2000, and the related statements of operations and partners' capital and cash flows for the years then ended. These financial statements are the responsibility of the com pany's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America and Government Auditing Standards issued by the Comptroller General of the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and signifi cant estimates made by management, as well as evaluating the overall financial statement pre sentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Bartley Manor Limited Partnership as of December 31, 2001 and 2000, and the results of its operations and cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.

In accordance with Government Auditing Standards and the Consolidated Audit Guide for Audits of HUD Programs issued by the U.S. Department of Housing and Urban Development, we have also issued a report dated January 18, 2002, on our consideration of the partnership's internal control, and reports dated January 18, 2002, on its compliance with specific requirements applica ble to the major and nonmajor programs, and specific requirements applicable to Fair Housing and Non-Discrimination. Those reports are an integral part of an audit performed in accordance with Government Auditing Standards and should be read in conjunction with this report in consid ering the results of our audit.

Our audits were conducted for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplemental information provided, as identified in the table of contents, is presented for purposes of additional analysis and is not a required part of the basic financial state ments. Such information has been subjected to the auditing procedures applied in the audit of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.



           VIRCHOW, KRAUSE & COMPANY, LLP



Madison, Wisconsin
January 18, 2002

                           Jansen, Furgason & Valk, PC
                            555 W. Crosstown Parkway
                                    Suite 101
                               Kalamazoo, MI 49008


                         REPORT OF INDEPENDENT AUDITORS

To the Partners
Briar Crest Apartments I

We have audited the accompanying balance sheets of Briar Crest Apartments I, FHA Project No. 047-44061 LDP/SUP (a limited partnership) as of December 31, 2001 and 2000, and the related statements of operations, changes in partners' equity, and cash flows for the years then ended. These financial statements are the responsibility of the project's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America and Government Auditing Standards, issued by the Comptroller General of the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the finan cial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Briar Crest Apartments I as of December 31, 2001 and 2000, and the results of its operations, its changes in partners' equity and its cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.

In accordance with Government Auditing Standards, we have also issued a report dated January 16, 2002 on our consideration of the project's internal controls and a report dated January 16, 2002 on its compliance with laws and regulations. These reports are an integral part of an audit performed in accordance with Government Auditing Standards and should be read in con junction with this report in considering the results of our audit.

Our audits were conducted for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplementary information included in the report is presented for the purpose of additional analysis and is not a required part of the basic financial statements of Briar Crest Apartments I. Such information has been subjected to the auditing procedures applied in the audits of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the financial statements taken as a whole.

/s/ Jansen Furgason & Valk, PC



January 16, 2002

                           Jansen, Furgason & Valk, PC
                            555 W. Crosstown Parkway
                                    Suite 101
                               Kalamazoo, MI 49008


                         REPORT OF INDEPENDENT AUDITORS

To the Partners
Briar Crest Apartments II

We have audited the accompanying balance sheets of Briar Crest Apartments II, FHA Project No. 047-44087 LDP/SUP (a limited partnership) as of December 31, 2001 and 2000, and the related statements of operations, changes in partners' equity, and cash flows for the years then ended. These financial statements are the responsibility of the project's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America and Government Auditing Standards, issued by the Comptroller General of the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit in cludes examining, on a test basis, evidence supporting the amounts and disclosures in the finan cial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Briar Crest Apartments II as of December 31, 2001 and 2000, and the results of its operations, its changes in partners' equity and its cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.

In accordance with Government Auditing Standards, we have also issued a report dated January 16, 2002 on our consideration of the project's internal controls and a report dated January 16, 2002 on its compliance with laws and regulations. These reports are an integral part of an audit performed in accordance with Government Auditing Standards and should be read in conjunction with this report in considering the results of our audit.

Our audits were conducted for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplementary information included in the report is presented for the purpose of additional analysis and is not a required part of the basic financial statements of Briar Crest Apartments II. Such information has been subjected to the auditing procedures ap plied in the audits of the basic financial statements and, in our opinion, is fairly stated in all mate rial respects in relation to the financial statements taken as a whole.

/s/ Jansen, Furgason & Valk, PC


January 16, 2002

                           Jansen, Furgason & Valk, PC
                            555 W. Crosstown Parkway
                                    Suite 101
                               Kalamazoo, MI 49008


                         REPORT OF INDEPENDENT AUDITORS

To the Partners
Briar Hills Townhouses

We have audited the accompanying balance sheets of Briar Hills Townhouses, FHA Project No. 047-44090 LDP/SUP (a limited partnership) as of December 31, 2001 and 2000, and the related statements of operations, changes in partners' equity, and cash flows for the years then ended. These financial statements are the responsibility of the project's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America and Government Auditing Standards, issued by the Comptroller General of the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the finan cial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Briar Hills Townhouses as of December 31, 2001 and 2000, and the results of its operations, its changes in partners' equity and its cash flows for the years then ended in conformity with auditing standards generally accepted in the United States of America.

In accordance with Government Auditing Standards, we have also issued a report dated January 16, 2002 on our consideration of the project's internal controls and a report dated January 16, 2002 on its compliance with laws and regulations. These reports are an integral part of an audit performed in accordance with Government Auditing Standards and should be read in conjunction with this report in considering the results of our audit.

Our audits were conducted for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplementary information included in the report is presented for the purpose of additional analysis and is not a required part of the basic financial statements of Briar Hills Townhouses. Such information has been subjected to the auditing procedures applied in the audits of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the financial statements taken as a whole.

/s/ Jansen, Furgason & Valk, PC


January 16, 2002

                         ROLAND ROOS & COMPANY
                      ---------------------------
                      Certified Public Accountant

Roland M. Roos, CPA     1785 North Fine Avenue                Member
    _________          Fresno, California 93727        American Institute of
  Mike Alvaraz              (559) 252-9497          Certified Public Accountants
  Heidi M. Roos           FAX (559) 252-4891           California Society of
                    E-mail:rroosandco@hotmail.com   Certified Public Accountants

                          INDEPENDENT AUDITOR'S REPORT

To the Partners
Glen Agnes Associates
Fresno, California

We have audited the accompanying balance sheets of Glen Agnes Associates, a limited partnership DBA Glen Agnes, CHFA Project No. 75-123-N as for the eleven months ended November 30, 2001 and the year ended De cember 31, 2000, and the related statements of operations, changes in partners' capital (deficit), and cash flows. These financial statements are the responsibility of the Partnership's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America and Government Auditing Standards issued by the Comptroller General of the United States. Those standards re quire that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and signifi cant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Glen Agnes Associates for the eleven months ended November 30, 2001 and the year ended December 31, 2000, and the results of its operations, changes in partners' capital (deficit) and cash flows in conformity with accounting principles generally accepted in the United States of America.

Our audits were conducted for the purpose of forming an opinion on the basic financial statements taken as a whole. The accompany supplementary information shown on pages 12 to 16 is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audit of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.

In accordance with Government Auditing Standards we have also issued a report dated January 30, 2002, on our consideration of Glen Agnes Associates internal controls and a report dated January 30, 2002 on its compliance with laws and regulations. Those reports are an integral part of an audit performed in accordance with Government Au diting Standards and should be read in conjunction with this report in considering the results of our audit.

Fresno, California
January 30, 2002

Roland M Roos

                        MUELLER, PROST, PURK & WILLBRAND
                           1034 S. Brentwood Boulevard
                                   Suite 1700
                               St. Louis, MO 63117

To the Partners
Heritage Estates I Limited Partnership
St. Louis, Missouri


                          INDEPENDENT AUDITORS' REPORT

We have audited the accompanying balance sheet of Heritage Estates I Limited Partnership (A Missouri Limited Partnership), HUD Project No. 085-35179-PM (the "Partnership") as of De cember 31, 2001, and the related statements of profit and loss, changes in partners' capital, and cash flows for the year then ended. These financial statements are the responsibility of the Part nership's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with U.S. generally accepted auditing standards and U.S. Government Auditing Standards, issued by the Comptroller General of the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit pro vides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Heritage Estates I Limited Partnership as of December 31, 2001, and the results of its operations, changes in partners' capital and cash flows for the year then ended in conformity with U.S. generally accepted accounting principles.

In accordance with U.S. Government Auditing Standards and the Consolidated Audit Guide for Audits of HUD Programs issued by the U.S. Department of Housing and Urban Development, we have also issued a report dated January 18, 2002, on our consideration of Heritage Estates I Lim ited Partnership's internal control and reports dated January 18, 2002, on its compliance with specific requirements applicable to major HUD programs, and specific requirements applicable to Fair Housing and Non-Discrimination. Those reports are an integral part of an audit performed in accordance with U.S. Government Auditing Standards and should be read in conjunction with this report in considering the results of our audit.

Our audit was conducted for the purposes of forming an opinion on the basic financial statements taken as a whole. The accompanying supplemental data as listed in the accompanying table of contents is presented for purposes of additional analysis and is not a required part of the basis fi nancial statements of the Project. Such information has been subjected to the auditing procedures applied in the audit of the basic financial statements and, in our opinion, is fairly stated, in all ma terial respects, in relation to the basic financial statements taken as a whole.


Mueller, Prost, Purk & Willbrand, CPA

St. Louis, MO                                      Certified Public Accountants
January 18, 2002

                        MUELLER, PROST, PURK & WILLBRAND
                           1034 S. Brentwood Boulevard
                                   Suite 1700
                               St. Louis, MO 63117

To the Partners
Heritage Estates Associates Phase II
St. Louis, Missouri


                          INDEPENDENT AUDITORS' REPORT

We have audited the accompanying balance sheet of Heritage Estates Associates Phase II (A Missouri Limited Partnership), HUD Project No. 085-35193-PM (the "Partnership") as of De cember 31, 2001 and 2000, and the related statements of profit and loss, changes in partners' cap ital, and cash flows for the year then ended. These financial statements are the responsibility of the Partnership's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with U.S. generally accepted auditing standards and U.S. Government Auditing Standards, issued by the Comptroller General of the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit pro vides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Heritage Estates Associates Phase II as of December 31, 2001 and 2000, and the results of its operations, changes in partners' capital and cash flows for the year then ended in conformity with U.S. generally accepted accounting principles.

In accordance with U.S. Government Auditing Standards and the Consolidated Audit Guide for Audits of HUD Programs issued by the U.S. Department of Housing and Urban Development, we have also issued a report dated January 18, 2002, on our consideration of Heritage Estates Asso ciates Phase II's internal control and reports dated January 18, 2002, on its compliance with spe cific requirements applicable to major HUD programs, and specific requirements applicable to Fair Housing and Non-Discrimination. Those reports are an integral part of an audit performed in accordance with U.S. Government Auditing Standards and should be read in conjunction with this report in considering the results of our audit.

Our audit was conducted for the purpose of forming an opinion on the basic financial statements taken as a whole. The accompanying supplemental data as listed in the accompanying table of contents is presented for purposes of additional analysis and is not a required part of the basic financial statements of the Partnership. Such information has been subjected to the auditing pro cedures applied in the audit of the basic financial statements and, in our opinion, is fairly stated, in all material respects, in relation to the basic financial statements taken as a whole.


Mueller, Prost, Purk & Willbrand, CPA

St. Louis, MO                                      Certified Public Accountants
January 18, 2002

                           BROWDER & ASSOCIATES, P.C.

                          CERTIFIED PUBLIC ACCOUNTANTS
                      2320 HIGHLAND AVENUE SOUTH, SUITE 290
                         BIRMINGHAM, ALABAMA 35205-2900
                              --------------------
                            TELEPHONE (205) 933-6855
                            FACSIMILE (205) 930-9486
Member of:
  Alabama Society of CPA's
  American Institute of CPAs
  Private Companies Practice Section
  SEC Practice Section


                          Independent Auditor's Report

To the Partners of
Highland Manor                                         HUD Field Office Director
Birmingham, Alabama                                               Birmingham, AL

We have audited the accompanying balance sheet of Highland Manor (the Project), Project No. 062-35147-PM-EC- WAH, as of December 31, 2001, and the related statements of profit and loss, changes in owners' equity, and cash flows for the years then ended. These financial statements are the responsibility of the Project's management. Our responsibil ity is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with U.S. generally accepted auditing standards and Government Auditing Stan dards issued by the Comptroller General of the United States. Thos standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit in cludes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluat ing the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the Project as of December 31, 2001 and the results of its operations, changes in owners' equity and cash flows for the year then ended in conformity with U.S. generally accepted accounting principles.

In accordance with Government Auditing Standards and the Consolidated Audit Guide for Audits of HUD Programs issued by the U.S. Department of Housing and Urban Development, we have also issued a report dated January 9, 2002 on our consideration of the Project's internal controls and reports dated January 9, 2002 on its compliance with laws and regulations applicable to the basic financial statements, specific requirements applicable to the major HUD program, specific requirements applicable to the nonmajor HUD program, and specific requirements applicable to Fair Housing and Non-Discrimination." "specific requirements applicable to the major HUD program, and specific requirements appli cable to Fair Housing and Non-Discrimination." specific requirement applicable to the major HUD program, specific requirements applicable to the nonmajor HUD program, and specific requirements applicable to Fair Housing and Non- Discrimination. Those reports are an integral part of an audit performed in accordance with Government Auditing Stan dards and should be read in conjunction with this report in considering the results of our audit.

Our audit was conducted for the purpose of forming an opinion on th financial statements taken as a whole. The supple mental information included in the report is presented for the purpose of additional analysis and is not a required part of the basic financial statements of the Project. Such information ha been subjected to the auditing procedures applied in the audit of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the financial statements taken as a whole.

Browder & Associates, P.C.

Birmingham, Alabama                      Federal Employer Identification Number:
January 9, 2002                                                       63-0986156

Audit Principal:  E.O. Browder, Jr.

                           BROWDER & ASSOCIATES, P.C.

                          CERTIFIED PUBLIC ACCOUNTANTS
                      2320 HIGHLAND AVENUE SOUTH, SUITE 290
                         BIRMINGHAM, ALABAMA 35205-2900
                              --------------------
                            TELEPHONE (205) 933-6855
                            FACSIMILE (205) 930-9486
Member of:
  Alabama Society of CPA's
  American Institute of CPAs
  Private Companies Practice Section
  SEC Practice Section


                          Independent Auditor's Report

To the Partners of
Highland Manor                                         HUD Field Office Director
Birmingham, Alabama                                               Birmingham, AL

We have audited the accompanying balance sheet of Highland Manor(th Project), Project No. 062-35147-PM-EC- WAH, as of December 31, 2000, and the related statements of profit and loss, changes in owners' equity, and cash flows for the years then ended. These financial statements are the responsibility of the Project's management. Our responsibil ity is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with U.S. generally accepted auditing standards and Government Auditing Stan dards issued by the Comptroller General of the United States. Thos standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit in cludes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluat ing the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the Project as of December 31, 2000 and the results of its operations, changes in owners' equity and cash flows for the year then ended in conformity with U.S. generally accepted accounting principles.

In accordance with Government Auditing Standards and the Consolidated Audit Guide for Audits of HUD Programs issued by the U.S. Department of Housing and Urban Development, we have also issued a report dated January 11, 2001 on our consideration of the Project's internal controls and reports dated January 11, 2001 on its compliance with laws and regulations applicable to the basic financial statements, specific requirements applicable to the nonmajor HUD pro gram." and specific requirements applicable to the nonmajor HUD program." and specific requirements applicable to the nonmajor HUD program. Those reports are an integral part of an audit performed in accordance with Government Au diting Standards and should be read in conjunction with this report in considering the results of our audit.

Our audit was conducted for the purpose of forming an opinion on th financial statements taken as a whole. The supple mental information included in the report is presented for the purpose of additional analysis and is not a required part of the basic financial statements of the Project. Such information ha been subjected to the auditing procedures applied in the audit of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the financial statements taken as a whole.

Browder & Associates, P.C.

Birmingham, Alabama                      Federal Employer Identification Number:
January 11, 2001                                                     63-0986156

                           Jansen, Furgason & Valk, PC
                            555 W. Crosstown Parkway
                                    Suite 101
                            Kalamazoo, MI 49008-1967


                         REPORT OF INDEPENDENT AUDITORS

To the Partners
Indian Hills Townhouses

We have audited the accompanying balance sheets of Indian Hills Townhouses, FHA Project No. 047-44097 LDP/SUP (a limited partnership) as of December 31, 2001 and 2000, and the related statements of operations, changes in partners' equity, and cash flows for the years then ended. These financial statements are the re sponsibility of the project's management. Our responsibility is to express an opinion on these financial state ments based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America and Government Auditing Standards, issued by the Comptrolle General of the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the finan cial statements are free of material misstatement. An audit include examining, on a test basis, evidence sup porting the amounts and disclosures in the financial statements. An audit also includes assessing the account ing principles used and significant estimates made by management, a well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Indian Hills Townhouses as of December 31, 2001 and 2000, and the results of its operations, its changes in partners' equity and its cash flows for the years then ended in conformity with accounting princi ples generally accepted in the United States of America.

In accordance with Government Auditing Standards, we have also issued a report dated January 16, 2002 on our consideration of the project's internal controls and a report dated January 16, 2002 on its compliance with laws and regulations. These reports are an integral part of an audi performed in accordance with Government Auditing Standards and should be read in conjunction with this report in considering the results of our audit.

Our audits were conducted for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplementary information included in the report is presented for the purpose of additional analy sis and is not a required part of the basic financial statements of Indian Hills Townhouses. Such information has been subjected to the auditing procedures applied in the audits of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the financial statements taken as a whole.

                                   /s/ Jansen, Furgason & Valk, PC


January 16, 2002

Carney, Roy and Gerrol, P.C.
35 Cold Spring Road
Suite 412
Rocky Hill, CT  06067
(860) 721-5786


The Partners
Kapetan Associates
Project No. 017-38025

                          INDEPENDENT AUDITORS' REPORT

We have audited the accompanying balance sheets of Kapetan Associates, as of December 31, 2001 and 2000, and the related statements of income, changes in partners' capital and cash flows for each of the two years in the period ended December 31, 2001. These financial statements are the responsibility of the Project's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audits in accordance with generally accepted auditing standards, and Government Au diting Standards, issued by the Comptroller General of the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall finan cial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the fi nancial position of Kapetan Associates at December 31, 2001 and 2000, and the results of its operations and cash flows for each of the two years in the period ended December 31, 2001, in conformity with gen erally accepted accounting principles.

In accordance with Government Auditing Standards, and the Consolidated Audit Guide for Audits of HUD Programs issued by the U.S. Department of Housing and Urban Development, we have also issued a report dated January 30, 2002, on our consideration of Kapetan Associates internal control structure and reports dated January 30, 2002, on its compliance with specifi requirements applicable to major HUD programs and specific requirements applicable to Fair Housing and Non-Discrimination. Those reports are an integral part of an audit performed in accordance with Government Auditing Standards and should be read in conjunction with this report in considering the results of our audit.

Our audits were conducted for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplementary information contained in Schedules through 6 is presented for the pur pose of additional analysis and is not a required part of the financial statements. Such information has been subjected to the auditing procedures applied in the audit of the financial statements and, in our opinion, the supplementary information is fairly stated in all material respects in relation to the basic financial statements taken as a whole.

Carney, Roy and Gerrol, P.C.

Rocky Hill, Connecticut
January 30, 2001

                           BROWDER & ASSOCIATES, P.C.

                          CERTIFIED PUBLIC ACCOUNTANTS
                      2320 HIGHLAND AVENUE SOUTH, SUITE 290
                         BIRMINGHAM, ALABAMA 35205-2900
                              --------------------
                            TELEPHONE (205) 933-6855
                            FACSIMILE (205) 930-9486
Member of:
  Alabama Society of CPA's
  American Institute of CPAs
  Private Companies Practice Section
  SEC Practice Section


                          Independent Auditor's Report

To the Partners of
Lakewood Apartments
Eufaula, Alabama                                            RECD State Director

We have audited the accompanying balance sheet of Lakewood Apartments (the Project), Project No. 01-03-1331968, as of December 31, 2001 and 2000, and the related statements of operations, changes in partners' equity, and cash flows for the years then ended. These financial statements are the responsibility of the Project's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with U.S. generally accepted auditing standards and Government Auditing Stan dards issued by the Comptroller General of the United States, and the U. S. Department of Agriculture, Farmers Home Administration Audit Program. Those standards require that we plan and perform the audit to obtain reasonable assur ance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the Project as of December 31, 2001 and 2000, and the results of it operations, changes in partners' equity and cash flows for the years then ended in conformity with U.S. generally accepted accounting principles.

In accordance with Government Auditing Standards we have also issue our reports dated January 9, 2002 on our consid eration of the Project's internal controls and on its compliance with laws and regulations applicable to the basic financial statements. Those reports are an integral part of an audit performe in accordance with Government Auditing Standards and should be read in conjunction with this report in considering the results of our audit.

Our audit was conducted for the purpose of forming an opinion on th financial statements taken as a whole. The supple mental information included in the report are presented for the purpose of additional analysis and are not a required part of the basic financial statements of the Project. Such information has been subjected to the auditing procedures applied in the audit of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the financial statements taken as a whole.

Browder  & Associates, P.C.

Birmingham, Alabama                      Federal Employer Identification Number:
January 9, 2002                                                      63-0986156

Audit Principal: E.O. Browder, Jr.

                          INDEPENDENT AUDITORS' REPORT

To the Partners
  Meadowlanes-II Associates Limited
    Dividend Housing Association

     We have audited the accompanying balance sheet of Meadowlanes-II Associates Limited Dividend Housing Association (A Michigan Limited Partnership), MSHD Development No. 38, as of December 31, 2001 and the related statements of profit and loss, partners' equity and cash flows for the year then ended. These financial statements are the responsibility of the partnership's man agement. Our responsibility is to express an opinion on these financial statements based on our au dit.

     We conducted our audit in accordance with auditing standards generally accepted in the United States of America and Government Auditing Standards, issued by the Comptroller General of the United States. Those standards require that we plan and perfor the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit in cludes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

     In our opinion, such financial statements referred to above present fairly, in all material respects, the financial position of Meadowlanes-II Associates Limited Dividend Housing Associa tion (A Michigan Limited Partnership) at December 31, 2001, and the results of its operations, changes in partners' equity and its cash flows for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

     In accordance with Government Auditing Standards, we have also issued a report dated January 22, 2002 on our consideration of Meadowlanes-II Associates Limited Dividend Housing As sociation's internal control and a report dated January 22, 2002 on its compliance with laws and reg ulations applicable to the financial statements. Those reports are an integral part of an audit per formed in accordance with Government Auditing Standards and should be read in conjunction with this report in considering the results of our audit.

     Our audit was made for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplemental information on pages 20 through 23 is presented for purposes of addi tional analysis and is not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audit of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.


      /s/ Reznick Fedder & Silverman

Bethesda, Maryland
January 22, 2002

                          INDEPENDENT AUDITORS' REPORT

To the Partners
Meadowlanes-II Associates Limited
  Dividend Housing Association

     We have audited the accompanying balance sheet of Meadowlanes-II Associates Limited Dividend Housing Association (A Michigan Limited Partnership), MSHD Development No. 38, as of December 31, 2000 and the related statements of profit and loss (on HUD Form No. 92410), part ners' equity and cash flows for the year then ended. These financial statements are the responsibility of the partnership's management. Our responsibility is to express an opinion on these financial statements based on our audit.

     We conducted our audit in accordance with generally accepted auditing standards and Government Auditing Standards, issued by the Comptroller General of the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. W believe that our audit provides a reasonable basis for our opinion.

     In our opinion, such financial statements referred to above present fairly, in all material respects, the financial position of Meadowlanes-II Associates Limited Dividend Housing Associa tion (A Michigan Limited Partnership) at December 31, 2000, and the results of its operations, changes in partners' equity and its cash flows for the year then ended, in conformity with generally accepted accounting principles.

     In accordance with Government Auditing Standards, we have also issued a report dated January 30, 2001 on our consideration of Meadowlanes-II Associates Limited Dividend Housing As sociation's internal control and a report dated January 30, 2001 on its compliance with laws and reg ulations applicable to the financial statements. Those reports are an integral part of an audit per formed in accordance with Government Auditing Standards and should be read in conjunction with this report in considering the results of our audit.

     Our audit was made for the purpose of forming an opinion on the basic financial state ments taken as a whole. The supplemental information on pages 19 through 22 is presented for pur poses of additional analysis and is not a required part of the basi financial statements. Such infor mation has been subjected to the auditing procedures applied in the audit of the basic financial state ments and, in our opinion, is fairly stated in all material respect in relation to the basic financial statements taken as a whole.


      /s/ Reznick Fedder & Silverman


Bethesda, Maryland
January 30, 2001

                          INDEPENDENT AUDITOR'S REPORT


To the Partners
Pebble Valley Housing Partners Limited Partnership
Madison, Wisconsin

We have audited the accompanying balance sheet of HUD Project No. 075-35310-PM/L8 of Pebble Valley Housing Partners Limited Partnership as of Decembe 31, 2001, and the related statements of loss, partners' deficit and cash flows for th year then ended. These financial statements are the responsibility of the partnership's management. Our responsi bility is to express an opinion on these financial statements based on our audit. The finan cial statements of Pebble Valley Housing Partners Limited Partnership as of and for the year ended December 31, 2000, were audited by other accountants whose report dated January 11, 2001, expressed an unqualified opinion on those statements.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America and Government Auditing Standards issued b the Comptroller General of the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believ that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material re spects, the financial position of Pebble Valley Housing Partners Limited Partnership as of December 31, 2001, and the results of its operations, changes in partners' deficit and its cash flows for the year then ended in conformity with accounting principles generally ac cepted in the United States of America.

In accordance with Government Auditing Standards and the Consolidated Audit Guide for Audits of HUD Programs issued by the U.S. Department of Housing and Urban Develop ment, we have also issued a report dated January 17, 2002 on our consideration of Pebble Valley Housing Partners Limited Partnership's internal controls; an reports dated January 17, 2002 on its compliance with specific requirements applicable to major HUD programs and specific requirements applicable to Fair Housing and Non- Discrimination. Those re ports are an integral part of an audit in accordance with Governmen Auditing Standards and the Consolidated Audit Guide for Audits of HUD Programs and should be read in conjunction with this report in considering the results of our audit.



January 17, 2002           Suby, Von Haden & Associates, S.C.

Audit firm:  Suby, Von Haden & Associates, S.C.
Lead auditor:  Glen E. Weyenberg, CPA
Title:  Principal
ID #39-1203191
E-mail:  weyenbergg@sva.com

                              REPORT OF INDEPENDENT
                          CERTIFIED PUBLIC ACCOUNTANTS



Partners
Pebble Valley Housing Partners

We have audited the accompanying balance sheets of Pebble Valley Housing Partners (a Wisconsin limited partnership), HUD Project No. 075-35310-PM/L8 as of December 31, 2000 and 1999, and the related statements of operations, deficit in partners' equity and cash flows for the years then ended. These financial statements are the responsibilit of the partnership's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America and Government Auditing Standards issued by the Comptroller General of the United States of America. Those standards require that we plan and perform the audit to obtain rea sonable assurance about whether the financial statements are free o material misstatement. An au dit includes examining, on a test basis, evidence supporting the amounts and disclosures in the finan cial statements. An audit also includes assessing the accounting principles used and significant esti mates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Pebble Valley Housing Partners, HUD Project No. 075035310-PM/L8 as of December 31, 2000 and 1999, and the results of its operations and its cash flows for the years then ended, in conformity with accounting principles generally accepted in the United States of America.

In accordance with Government Auditing Standards, we have also issued reports dated January 11, 2001, on our consideration of Pebble Valley Housing Partners' internal controls and on its compli ance with laws and regulations. Those reports are an integral part of an audit performed in accor dance with Government Auditing Standards and should be read in conjunction with this report in considering the results of our audit.

/s/ Grant Thornton LLP

Madison, Wisconsin
January 11, 2001

Elko & Associates Ltd


                          INDEPENDENT AUDITORS' REPORT


Victorian Towers Associates
  Camden, New Jersey

     We have audited the accompanying balance sheets of Victorian Towers Associates (a limited partnership) as of December 31, 2001 and 2000 and the related statements of income, partners' capital (deficit), and cash flows for each of the two years in the period ended December 31, 2001. These financial statements are the responsibility of the Partnership's management. Our responsi bility is to express an opinion on these financial statements based on our au dits.

     We conducted our audits in accordance with auditing standards generally accepted in the United States of America, and Government Auditing Standards, issued by the Comptroller General of the United States. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting prin ciples used and the significant estimates made by management, as well as evaluat ing the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Victorian Towers Associates as of December 31, 2001 and 2000, and the results of its operations and its cash flows for each of the two years in the period ended December 31, 2001, in conformity with accounting principles generally accepted i the United States of America.

     Our audits were conducted for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplemental information in cluded in the report (shown on pages 13 to 27) is presented for additional analy sis and is not a required part of the basic financial statements. This supple mental information is the responsibility of the Partnership's management. Such information has been subjected to the auditing procedures applied i our audits of the basic financial statements and, in our opinion, is fairly stated, in all material respects, in relation to the basic financial statements taken as a whole.

     In accordance with Government Auditing Standards, we have also issued a report dated January 15, 2002 on our consideration of Victorian Towers Associ ates' internal controls and reports dated January 15, 2002 on its compliance with laws and regulations.

              by:/s/Elko & Associates Ltd

January 15, 2002

Reitberger, Pollekoff & Kozak, P.C.
8133 Leesburg Pike
Suite 550
Vienna, VA

                          INDEPENDENT AUDITORS' REPORT

To the Partners
VILLA MIRAGE I
(A Limited Partnership)
San Bernardino, California


We have audited the accompanying balance sheet of Villa Mirage I (A Limited Partnership), Cali fornia Housing Finance Agency Development Number 83-12-S, as of December 31, 2001, and the related statements of operations, changes in partners' deficit, and cash flows for the year then ended. These financial statements are the responsibility of the partnership's management. Our responsibil ity is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America and Government Auditing Standards, issued by the Comptroller General of the United States. Those standards require that we plan and perform th audits to obtain reasonable as surance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial state ments. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Villa Mirage I (A Limited Partnership), California Housing Finance Agency Development Number 83-12-S as of December 31, 2001, and the results of its operations and the changes in partners' deficit and cash flows for the year then ended in conformity with accounting principles generally accepted in the United States of America.

In accordance with Government Auditing Standards, we have also issued reports dated January 16, 2002 on our consideration of Village Mirage I's internal control structure and on its compliance with specific requirements applicable to major HUD programs, affirmative fair housing, and laws and regulations applicable to the financial statements.



                     Reitberger, Pollekoff & Kozak, P.C.


Vienna, Virginia
January 16, 2002,

Lead Auditor:  Robert Kozak     EIN:  54-1639552

                          INDEPENDENT AUDITORS' REPORT


To the Partners
VILLA MIRAGE I
(A Limited Partnership)
San Bernardino, California

We have audited the accompanying balance sheet of Villa Mirage I (A Limited Partnership), Cali fornia Housing Finance Agency Development Number 83-12-S, as of December 31, 2000, and the related statements of operation, changes in partners' deficit, and cash flows for the year then ended. These financial statements are the responsibility of the partnershis management. Our responsibil ity is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards and Government Auditing Standards, issued by the Comptroller General of the United States. Those standards re quire that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the over all financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Villa Mirage I (A Limited Partnership), California Housing Finance Agency Development Number 83-12-S as of December 31, 2000, and the results of its operations and the changes in partners' deficit and cash flows for the year then ended in conformity with generally ac cepted account principles.

In accordance with Government Auditing Standards, we have also issued reports dated January 8, 2001 on our consideration of Village Mirage I's internal control structure and on its compliance with specific requirements applicable to major HUD programs, affirmative fair housing, and laws and regulations applicable to the financial statements.

                     Reitberger, Pollekoff & Kozak, P.C.


Vienna, Virginia
January 8, 2001,

Lead Auditor: Robert Kozak
EIN:  54-1639552

Reitberger, Pollekoff & Kozak, P.C.
8133 Leesburg Pike
Suite 550
Vienna, VA  22182

                          INDEPENDENT AUDITORS' REPORT


To the Partners
VILLA MIRAGE II (A Limited Partnership)
San Bernardino, California

We have audited the accompanying balance sheet of Villa Mirage II ( Limited Partnership), California Housing Finance Agency Development Number 81-26-S, as of December 31, 2001, and the related statements of operations, changes in partners' deficit, and cash flows for the year then ended. These fi nancial statements are the responsibility of the partnership's management. Our responsibility is to ex press an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America and Government Auditing Standards, issued by the Comptrolle General of the United States. Those standards require that we plan and perform the audit to obtai reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. W believe that our audit provides a rea sonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the fi nancial position of Villa Mirage II (A Limited Partnership) as of December 31, 2001, and the results of its operations, changes in partners' deficit and its cash flows for the year then ended in conformity with accounting principles generally accepted in the United States of America.

In accordance with Government Auditing Standards, we have issued reports dated January 16, 2002 on our consideration of Villa Mirage II's internal control structure and on its compliance with specific re quirements applicable to major HUD programs, affirmative fair housing, and laws and regulations appli cable to the financial statements.



                Reitberger, Pollekoff & Kozak, P.C.


Vienna, Virginia
January 16, 2002

Lead Auditor:  Robert A. Kozak                 EIN:54-1639552

                          INDEPENDENT AUDITORS' REPORT

To the Partners
  VILLA MIRAGE II (A Limited Partnership)
  San Bernardino, California

We have audited the accompanying balance sheet of Villa Mirage II ( Limited Partnership), California Housing Finance Agency Development Number 81-26-S, as of December 31, 2000, and the related statements of operations, changes in partners' deficit, and cash flows for the year then ended. These financial statements are the responsibility of the partnership's management. Our responsibility is to express an opinion on these financial statements based on our audit

We conducted our audit in accordance with generally accepted auditing standards and Government Auditing Standards, issued by the Comptroller General of the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall finan cial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Villa Mirage II (A Limited Partnership) as of December 31, 2000, and the results of its operations, changes in partners' deficit and its cash flows for the year then ended in conformity with generally accepted accounting principles.

In accordance with Government Auditing Standards, we have issued reports dated January 8, 2001 on our consideration of Villa Mirage II's internal control structure and on its compliance with specific re quirements applicable to major HUD programs, affirmative fair housing, and laws and regulations appli cable to the financial statements.


                     Reitberger, Pollekoff & Kozak, P.C.


Vienna, Virginia
January 8, 2001

Lead Auditor:  Robert A. Kozak                 EIN: 54-1639552

                          VIRCHOW KRAUSE & COMPANY, LLP
                                   PO Box 7398
                                Madison, WI 53707
                                 (608) 240-2354



                          INDEPENDENT AUDITORS' REPORT

To the Partners
Village Green of Wisconsin Limited Partnership
Middleton, Wisconsin


We have audited the accompanying balance sheets of Village Green of Wisconsin Limited Partnership as of December 31, 2001 and 2000, and the related statements of operation and partners' capital and cash flows for the years then ended. These financial statements are the responsibility of the company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America and Government Auditing Standards issued by the Comptroller General of the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the finan cial statements are free of material misstatement. An audit include examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Village Green of Wisconsin Limited Partnership as of December 31, 2001 and 2000, and the results of its operations and cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.

In accordance with Government Auditing Standards and the Consolidated Audit Guide for Audits of HUD Programs issued by the U.S. Department of Housing and Urban Development, we have also issued a report dated January 18, 2002, on our consideration of the partnership's internal control, and reports dated January 18, 2002, on its compliance with specific requirements applicable t the major and nonmajor programs, and specific requirements applicable to Fair Housing and Non- Discrimination. Those reports are an integral part of an audit performed in accordance with Government Auditing Standards and should be read in conjunction with this report in considering the results of our audit.

Our audits were conducted for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplemental information provided, as identified in the table of contents, is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audit of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.


    VIRCHOW, KRAUSE & COMPANY, LLP



Madison, Wisconsin
January 18, 2002

                          VIRCHOW KRAUSE & COMPANY, LLP
                                   PO Box 7398
                                Madison, WI 53707
                                 (608) 240-2354

                          INDEPENDENT AUDITORS' REPORT


To the Partners
Village Square Limited Partnership
Middleton, Wisconsin

We have audited the accompanying balance sheets of Village Square Limited Partnership as of December 31, 2001 and 2000, and the related statements of operations and partners' capital and cash flows for the years then ended. These financial statements are the responsibility of th company's management. Our responsibil ity is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America and Government Auditing Standards issued by the Comptroller General of the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the finan cial statements are free of material misstatement. An audit include examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Village Square Limited Partnership as of December 31, 2001 and 2000, and the results of its opera tions and cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.

In accordance with Government Auditing Standards and the Consolidated Audit Guide for Audits of HUD Programs issued by the U.S. Department of Housing and Urban Development, we have also issued a report dated January 18, 2002, on our consideration of the partnership's internal control, and reports dated January 18, 2002, on its compliance with specific requirements applicable t the major and nonmajor programs, and specific requirements applicable to Fair Housing and Non- Discrimination. Those reports are an integral part of an audit performed in accordance with Government Auditing Standards and should be read in conjunction with this report in considering the results of our audit.

Our audits were conducted for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplemental information provided, as identified in the table of contents, is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audit of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.


                         VIRCHOW, KRAUSE & COMPANY, LLP



Madison, Wisconsin
January 18, 2002

Reitberger, Pollekoff & Kozak, P.C.
8133 Leesburg Pike
Suite 550
Vienna, VA 22182


                         INDEPENDENT AUDITORS' REPORT

To the Partners
Village Squire Apartments

We have audited the accompanying balance sheet of Village Squire Apartments (a general partner ship) as of December 31, 2001, and the related statements of profit and loss (on HUD Form No. 92410), changes in partners' deficit, and cash flows for the year then ended. These financial state ments are the responsibility of the partnerships' management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perfor the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit in cludes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Village Squire Apartments as of December 31, 2001, and the results of its oper ations, the changes in partners' deficit, and its cash flows for th year then ended in conformity with accounting principles generally accepted in the United States of America.

Our audit was conducted for the purpose of forming an opinion on th basic financial statements taken as a whole. The supplemental information included on pages 1 and 18 is presented for pur poses of additional analysis and is not a required part of the basi financial statements. Such infor mation has been subjected to the auditing procedures applied in the audit of the basic financial state ments and, in our opinion, is fairly stated in all material respect in relation to the basic financial statements taken as a whole.

                    Reitberger, Pollekoff & Kozak, P.C.

Vienna, Virginia
January 18, 2002
Lead Auditor: Robert A. Kozak                     EIN: 54-1639552

                          INDEPENDENT AUDITORS' REPORT

To the Partners
Village Squire Apartments

We have audited the accompanying balance sheet of Village Squire Apartments (a general partner ship) as of December 31, 2000, and the related statements of profit and loss (on HUD Form No. 92410), changes in partners' deficit, and cash flows for the year then ended. These financial statements are the responsibility of the partnerships' management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those stan dards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test ba sis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit pro vides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Village Squire Apartments as of December 31 2000, and the results of its operations, the changes in partners' deficit, and its cash flows fo the year then ended in confor mity with generally accepted accounting principles.

Our audit was conducted for the purpose of forming an opinion on th basic financial statements taken as a whole. The supplemental information included on pages 1 and 18 is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied i the audit of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic finan cial statements taken as a whole.


                     Reitberger, Pollekoff & Kozak, P.C.


Vienna, Virginia
January 16, 2001,

Reitberger, Pollekoff & Kozak, P.C.
8133 Leesburg Pike
Suite 550
Vienna, VA 22182


                          INDEPENDENT AUDITORS' REPORT

To the Partners
Village Squire Apartments No. 3

We have audited the accompanying balance sheet of Village Squire Apartments No. 3 (a general partnership) as of December 31, 2001, and the related statements of profit and loss (on HUD Form No. 92410), changes in partners' deficit, and cash flows for the year then ended. These financial statements are the responsibility of the partnerships' management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perfor the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit in cludes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Village Squire Apartments No. 3 of December 31, 2001, and the results of its operations, the changes in partners' deficit and cash flows for the year then ended in conformity with accounting principles generally accepted in the United States of America.

Our audit was conducted for the purpose of forming an opinion on th basic financial statements taken as a whole. The supplemental information included on pages 1 through 17 is presented for the purposes of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied i the audit of the basic financial statements and, in our opinion, is fairly stated, in all material respects in relation to the basic finan cial statements taken as a whole.


                   Reitberger, Pollekoff & Kozak, P.C.

Vienna, Virginia
January 18, 2002
Lead Auditor: Robert A. Kozak           EIN: 54-1639552

                          INDEPENDENT AUDITORS' REPORT


To the Partners
Village Squire Apartments No. 3

We have audited the accompanying balance sheet of Village Squire Apartments No. 3 (a general partnership) as of December 31, 2000, and the related statements of profit and loss (on HUD Form No. 92410), changes in partners' deficit, and cash flows for the year then ended. These financial statements are the responsibility of the partnerships' management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those stan dards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test ba sis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit pro vides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Village Squire Apartments No. 3 as of December 31 2000, and the results of its operations, the changes in partners' deficit, and its cash flows for the year then ended in conformity with generally accepted accounting principles.

Our audit was conducted for the purpose of forming an opinion on th basic financial statements taken as a whole. The supplemental information included on pages 1 and 17 is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied i the audit of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic finan cial statements taken as a whole.


                     Reitberger, Pollekoff & Kozak, P.C.


Vienna, Virginia
January 16, 2001,

                                BDO Seidman, LLP

                          Independent Auditors' Report


To the Partners
Walsh Park Associates
Chicago, Illinois

We have audited the accompanying balance sheets of Walsh Park Associates (a Limited Partnership) (IHDA Development No. ML-176) as of December 31, 2001 and 2000, and the related statements of income, partners' equity and cash flows for the years then ended. These financial statements are the responsibility of the Partner ship's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States and Gov ernment Auditing Standards, issued by the Comptroller General of th United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and sig nificant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Walsh Park Associates as of December 31, 2001 and 2000, and the results of its operations, changes in partners' equity and cash flows for the years then ended, in conformity with accounting principles generally accepted in the United States.

In accordance with Government Auditing Standards and the Consolidated Audit Guide for Audits of HUD Pro grams, issued by the U.S. Department of Housing and Urban Development, Office of the Inspector General, we have also issued a report dated February 13, 2002 on our consideration of Walsh Park Associates' internal con trol and reports dated February 13, 2002 on its compliance with specific requirements applicable to major HUD programs, and specific requirements applicable to Fair Housing and Non-Discrimination. Those reports are an integral part of an audit performed in accordance with Government Auditing Standards and should be read in conjunction with this report in considering the results of our audit.

Our audits were conducted for the purpose of forming an opinion on the basic financial statements taken as a whole. The accompanying supplemental material shown on Pages 20 through 25 is presented for purposes of additional analysis and is not a required part of the basic financial statements of Walsh Park Associates. Such information has been subjected to the auditing procedures applied i the audit of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.





                                                 Certified Public Accountants


                                                      /s /BDO Seidman, LLP


Chicago, Illinois
February 13, 2002

             Independent Accountant's Report on Financial Statements

The Partners
Windham Associates
Lafayette, California


We have audited the accompanying balance sheets of the Windham Associates (CHFA Project No. 83-39-N), a California limited partnership, as of December 31, 2001 and 2000 and the related statements of operations, changes in partners' capital and cash flows for the years then ended. These financial statements are the responsibility of the Windham Associates' management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audits in accordance with generally accepted auditing standards and Govern ment Auditing Standards, issued by the Comptroller General of the United States. Those stan dards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An au dit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the Windham Associates as of December 31, 2001 and 2000, and the results of its operations and the changes in partner's capital and its cash flows for the years then ended in conformity with accounting principles generally accepted i the United States.

                            /s/ Regalia & Associates

Danville, California
February 12, 2002